EXHIBIT 10.1

MIDWAY GOLD CORP.

(the “Company”)

STOCK OPTION PLAN

as adopted by the Board on May 6, 2003 and as amended on May 12, 2008

1.           Purpose.  The purpose of this Stock Option Plan (the “Plan”), is to advance the interests of the Company and its shareholders by enhancing the ability of the Company to attract and retain the best available talent and to encourage the highest level of performance by senior officers, key employees, directors and consultants of the Company and of its subsidiaries through ownership of Common Shares in the Company. This form of Plan supersedes and replaces the terms and conditions of previously granted stock options of the Company (other than their exercise price and expiry date).

2.             Defined Terms.  For the purposes of this Plan, the following terms shall have the following meanings:

(a)

“Applicable Laws” means all relevant provisions of law, including, without limitation, the Securities Act and the rules and regulations thereunder of British Columbia, and the jurisdictions in which Optionees may reside, and all policies, notices, instruments and blanket orders in force from time to time that are applicable to the Company and the Optionees;

(b)	“Board” means the Board of Directors of the Company or any committee duly empowered or authorized to grant options under this Plan;
(c)	“Common Shares” means common shares without par value in the capital of the Company providing such class is listed on the Exchange;
(d)	“Consultant” means, in relation to the Company, a Person or Consultant Company, other than an Employee, Senior Officer or a Director of the Company, that:
(i)

is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an affiliate of the Company, other than services provided in relation to a Distribution;

(ii)	provides the services under a written contract between the Company or an affiliate of the Company and the Person or the Consultant Company;
(iii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an affiliate of the Company; and

(iv)	has a relationship with the Company or an affiliate of the Company that enables the Person to be knowledgeable about the business and affairs of the Company;
(e)	“Consultant Company” means a company or partnership of which the Consultant is an employee, shareholder or partner;
(f)	“Director” means a director of the Company as may be elected or appointed from time to time;
(g)	“Discounted Market Price” has the meaning assigned by Exchange Policy 1.1;
(h)

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to shares beneficially owned by a Director, Senior Officer, Employee, Management Company Employee or Consultant, and also includes a company, of which 100% of the share capital is beneficially owned by one or more persons who is a service provider;

(i)

“Distribution” means the sale of securities from the Company’s treasury, the sale of securities by a purchaser who acquired securities pursuant to a prospectus exemption, other than in accordance with the resale restrictions of Applicable Laws or the Exchange Policies, or the sale of securities by a control person other than in accordance with the resale restrictions of Applicable Laws or the Exchange Policies;

(j)	“Employee” means:
(i)	a Person who is considered an employee of the Company or its Subsidiary under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);
(ii)

a Person who works full-time for the Company or its Subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

a Person who works for the Company or its Subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

(k)	“Exchange” means the TSX Venture Exchange and any successor thereto;

(l)	“Exchange Policies” means the policies of the Exchange, as amended from time to time;
(m)

“Investor Relations Activities” means any activities, by or on behalf of the Company or a shareholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:

(i)	the dissemination of information provided, or records prepared, in the ordinary course of business of the Company
A.	to promote the sale of products or services of the Company; or
B.	to raise public awareness of the Company,

that cannot reasonably be considered to promote the purchase or sale of securities of the Company;

(ii)	activities or communications necessary to comply with the requirements of
A.	applicable Laws,
B.	the Exchange Policies or the by-laws, rules or other regulatory instruments of any other self regulatory body or exchange having jurisdiction over the Company;
(iii)

communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if

A.	the communication is only through the newspaper, magazine or publication, and
B.	the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or
(iv)	activities or communications that may be otherwise specified by the Exchange;
(n)

“Management Company Employee” means an individual employed by a Person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities;

(o)	“Market Price” means the last closing price per Common Share on the Exchange prior to the Board granting the option;
(p)	“Optionee” means a Person to whom an option to acquire Common Shares has been granted under the terms of the Plan;
(q)	“Person” means company or an individual;
(r)	“Senior Officer” means a duly appointed senior officer of the Company or any Subsidiary;
(s)

“Subsidiary” means any corporation, partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total voting power or equity interests, and includes a subsidiary of a Subsidiary;

(t)	“Tier 1 Issuer” has the same meaning ascribed thereto under the Exchange Policies; and
(u)	“Tier 2 Issuer” has the same meaning ascribed thereto under the Exchange Policies.

3.             Administration.  The Plan will be administered by the Board. The Board will have authority, consistent with the Plan:

(a)	to grant options priced in accordance with this Plan;
(b)	to prescribe the form of certificate evidencing grants of options to Optionees and any other instruments required under the Plan and to change such forms from time to time;
(c)

to adopt, amend and rescind rules and regulations for the administration of the Plan, provided however, that except as specified in Section 6(c), if the Common Shares of the Company are listed on the Exchange, no amendment which would increase the maximum number of Common Shares for which options may be granted will be made by the Board without the approval of the Exchange;

(d)

to interpret and administer the Plan and to decide all questions and settle all controversies that may arise in connection with the Plan, all of which decisions of the Board will be final and conclusive;

(e)	to determine who is eligible to receive options pursuant to the eligibility criteria of Section 5; and
(f)	to make all other determinations necessary or advisable for administration of the Plan.

4.             Compliance with Laws.  Transactions under the Plan are intended to comply with the Applicable Laws and the Exchange Policies. To the extent any provision of the Plan or action by the Board fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

5.             Eligibility.  The Board may from time to time authorize the grant of options to anyone who is at the time of such authorization:

(a)	a Director, Senior Officer, Employee or a company that is wholly-owned by a Director, Senior Officer or Employee; or
(b)	subject to the Applicable Laws and the Exchange Policies, a Consultant or a Consultant Company.
6.	Shares Subject to the Plan.
(a)	Subject to adjustment as provided in Section 6(d):
(i)

the number of Common Shares to be issued or allotted and reserved for issuance from time to time upon the exercise of options granted under the Plan will not at any point in time exceed 10% of the issued and outstanding Common Shares;

(ii)

no more than an aggregate of 5% of the issued and outstanding Common Shares may be granted to any one individual in any 12 month period, unless the Company is a Tier 1 Issuer and has obtained Disinterested Shareholder Approval;

(iii)	no more than an aggregate of 2% of the issued and outstanding Common Shares may be granted to any one Consultant in any 12 month period; and
(iv)	no more than an aggregate of 2% of the issued and outstanding Common Shares may be granted to all Employees conducting Investor Relations Activities, in any 12 month period.
(b)

If any option granted under the Plan expires unexercised or terminates by reason of dismissal of the Optionee for cause, or otherwise is lawfully cancelled without having been exercised, the number of Common Shares that were issuable thereunder will be returned to the Plan within the limits set forth in Section 6(a) and will be eligible for re-issue.

(c)	No options can be granted under the Plan if the Company is designated “Inactive” (as defined in the Exchange Policies) by the Exchange.
(d)

In the event of a stock split, consolidation or reclassification or other change in the Company’s capital, other than an issue of Common Shares or by way of stock dividend, the number and exercise price of options will be adjusted by the Board to preserve the rights of the participants in this Plan substantially proportionate to those existing prior to such event.

7.             Terms and Conditions of Options.  All options granted under the Plan will be subject to the following terms and conditions:

(a)	The per-share exercise price of each option will be set by the Board at the time of grant and will be not less than the Discounted Market Price of a Common Share;
(b)

An option may be exercised no later than five years from the date it was granted, unless the Company is, at the time of the grant, a Tier 1 Issuer, in which case such option may be exercised no later than 10 years from the date it was granted;

(c)

With the exception of any options granted to a Consultant who performs Investor Relations Activities, all options granted to each Optionee under the Plan will become vested on the grant date, or at such other time as may be established by the Board at the time of the grant in compliance with the Exchange Policies. The Board will, at the time of grant, determine the vesting date or dates of any options granted to a Consultant who performs Investor Relations Activities provided that such options must vest in stages over 12 months with no more than ¼ of the options vesting in any three-month period.

(d)	Optionees will not exercise options until they have vested;
(e)	Each option granted to an Optionee will be evidenced by the stock option agreement attached as Appendix “A” to this Plan;
(f)

Any exercise of an option must be in writing, signed by the Optionee and delivered or mailed to the Company and payment in full as provided below for the number of Common Shares for which the option is exercised;

(g)	The price of Common Shares purchased on the exercise of an option must be paid in full by cash or certified cheque, payable to the Company;
(h)	No option or any interest therein will be transferable or assignable otherwise than by will or pursuant to the laws of succession;
(i)	An Optionee will have no rights as a shareholder of the Company with respect to any Common Shares covered by any option until such time as and to the extent only that such option has been exercised;
(j)

If any Optionee ceases to be eligible for a grant of options under this Plan for any reason (a “Termination”), except the death of an Optionee or by reason of retirement pursuant to an established retirement policy of the Board or dismissal from employment or service for cause, all options granted to the Optionee under the Plan and then held by the Optionee will, to the extent such options were vested and exercisable immediately prior to Termination, continue to be exercisable by the Optionee for a period of 90 days following Termination or until the expiration date of the option if earlier;

(k)

If Termination is by reason of retirement pursuant to an established retirement policy of the Board, all options held by the retiring Optionee will become vested and exercisable, to the extent not already vested and exercisable immediately prior to retirement, and they continue to be exercisable until their original expiration date;

(l)

Notwithstanding Section 7(j), any options granted to an Optionee who is engaged in Investor Relations Activities will expire within 30 days after such Optionee ceases to be employed to provide Investor Relations Activities;

(m)

In the event of the death of an Optionee, all options granted to the Optionee under the Plan and held by the Optionee immediately before death will, to the extent such options were vested and exercisable at that time, continue to be exercisable by the legal representative of the Optionee for a period of 1 year following the death of the Optionee or until the expiration date of the option if earlier;

(n)

In the event that the Company proposes to grant options, under this Plan or otherwise, which could result in the grant to Insiders, within a 12 month period, of a number of options exceeding 10% of the Company’s issued shares, the Company shall first obtain such disinterested shareholder approval as may be required by the Exchange;

(o)

If the Company wishes to reduce the exercise price of any outstanding options held by any person who is an “insider” as defined by the Exchange, the Company shall first obtain such disinterested shareholder approval as may be required by the Exchange; and

(p)

In the case of an Optionee being dismissed from employment or service for cause, such Optionee’s Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise the same.

8.	Legend Requirements.
(a)

All options granted to Optionees pursuant to the Plan and any Common Shares issued on the exercise of such options will bear a legend stipulating any resale restrictions as may be prescribed by the Applicable Laws.

(b)

Further, if the Company is a Tier 2 issuer, or the exercise price is set below the Market Price of the Common Shares on the Exchange, the certificate will bear a legend stipulating that the optioned shares are subject to a 4 month Exchange hold period commencing the date of the grant.

9.             Tax Consequences of the Plan.  The Company does not assume responsibility for the income or other tax consequences for Optionees or persons eligible under the Plan and they are advised to consult with their own tax advisors.

10.           U.S. Plan. Notwithstanding the foregoing, the Board may grant an “incentive stock option” within the meaning of the U.S. Internal Revenue Code of 1986, as amended, to an Employee who is a citizen or resident of the United States of America pursuant to the Midway Gold Corp. 2008 Stock Incentive Plan for United States Resident Employees, attached hereto as Exhibit A (the “U.S. Plan”).

11.           Effect of Certain Corporate Transactions.  In the event of a consolidation or merger in which the Company is not the surviving company, or in the event its outstanding shares are converted into securities of another entity or exchanged for other consideration, or in the event of an offer for Common Shares being made by a third party that constitutes a take-over bid as that term is defined in the Securities Act (British Columbia) or would constitute a take-over bid as that term is defined in the Securities Act (British Columbia) but for the fact that the offeree is not in British Columbia, all outstanding options will immediately vest and all options granted to the optionee under this Plan and held by the Optionee will continue to be exercisable after the Company has sent notice to each of the Optionees to exercise the options only for a period of 30 days from the date of such notice or until the expiration of the option, if earlier. After such time, the options will terminate, provided, however, that if such transaction does not close, all such options will be deemed not to have vested nor expired.

12.           Bona Fide Employee or Consultant.  In respect of any options granted to Employees or Consultants pursuant to the Plan, the Board shall make a determination that such Optionee is, as at the date of the grant of the options, a bona fide Employee or Consultant, as the case may be.

13.           Effective Date of Plan.  The Plan will become effective on the date it receives acceptance by the Exchange, including any shareholder approval required by the Exchange.

14.           Restrictions on Corporate Optionee.  If the Optionee is not an individual, the Optionee will not, for the duration of time that the Optionee is the holder of options granted pursuant to this Plan, effect or permit any transfer of ownership or option of shares of the Optionee or allot and issue further shares of any class of shares of the Optionee to any Person.

15.           Amendments to Plan.  The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate the Plan. Subject to Section 15, amendments to the Plan, from time to time, will become effective on the later of the date of the approval of such amendments by the Board and the date of the approval of such amendments by the Exchange.

16.           Prior Approval.  The Plan, and any subsequent amendments thereto, are subject to the prior approval of the Exchange and ratification by the shareholders of the Company at each annual general meeting of the Company, and accordingly so long as the Common Shares are listed on the Exchange, no option granted under the Plan shall be exercised prior to these approvals having been obtained by the Company.

17.           Governing Law.  The Plan will be governed by and construed in accordance with the laws of the Province of British Columbia.

* * * * * * * * * * * * * ** * * * *

Appendix “A”

OPTION AGREEMENT

THIS AGREEMENT dated •, 200•, is between:

MIDWAY GOLD CORP., a company incorporated under the laws of British Columbia, having its head office at Suite 300, 570 Granville Street, Vancouver, BC.

(the “Company”)

AND

•, of the address set out in Appendix 1

(“Optionee”)

BACKGROUND

A.        The Optionee holds one or more positions described in Section 5 of the Company’s 2003 Stock Option Plan (the “Plan”).

B.        The Company has determined that the Optionee will receive an option (the “Option”) to purchase common shares of the Company (the “Common Shares”) pursuant to the Plan in accordance with the terms of this Agreement.

AGREEMENTS

In consideration of the Optionee holding and continuing to hold one such position and for other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1.         The Company represents that the Optionee is a bona fide [Employee / Consultant / Management Company Employee / Director / Senior Officer] as defined in Section 2 of the Plan.

2.         At the date of grant of the Option, the Company is classified as a Tier ( company under the TSX Venture Exchange Policies.

3.         The Company grants to the Optionee the irrevocable option to purchase Common Shares on the following terms and conditions:

(a)	the number of Common Shares under Option, the vesting and expiry of the Option, and the price per share at which the Common Shares may be purchased, are as set out in Appendix 1 to this Agreement; and

(b)	the grant of the Options evidenced hereby is made subject to the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated by reference into this Agreement.

4.         To exercise this Option, the Optionee must deliver a written notice to the Company specifying the number of Common Shares that the Optionee wishes to acquire, together with cash or certified cheque payable to the Company for the aggregate exercise price. A certificate representing the Common Shares acquired will be issued by the Company’s transfer agent as soon as practicable thereafter and will bear a minimum 4 month non-transferability legend commencing as of the date of this Agreement. [Note: A Tier 1 company may grant stock options without a hold period, provided the exercise price of the options is set at or above the market price of the company’s shares rather than below.]

5.	Time is of the essence of this Agreement.

6.         The exercise of this Option by the Optionee is entirely voluntary and any decision not to exercise this Option or any part of it will not in any way affect the Optionee’s employment or continued employment, and the exercise of this Option or any part of it will not give the Optionee any right to employment or continued employment.

7.         This Agreement will enure to the benefit of the Optionee and the heirs and personal representatives of the Optionee.

8.         The Company may require from the Optionee such investment representation, undertaking or agreement, if any, as the Company may consider necessary in order to comply with applicable laws and the policies of the TSX Venture Exchange.This Agreement will be governed and constituted in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

MIDWAY GOLD CORP.

Per: _________________________
Authorized Signatory

SIGNED IN THE PRESENCE OF: ______________________________ Signature ______________________________ (Print Name) ______________________________ (Address) ______________________________ (Occupation)	) ) ) ) ) ) ) ) ) ) ) ) )	______________________________ •[Name of Optionee] Or if Optionee is not an individual: • [Name of Company] Per:___________________________ • [Authorized Signatory’s name], • [Position]

APPENDIX 1

Optionee Information	Number of Shares Optioned	Price per Share	Vesting Date(s) [If applicable]	Expiry Date
• [Name] • [Position] • [Address] • [Telephone #] \• [Fax #]	•	Cdn$•	•	•

EXHIBIT A

MIDWAY GOLD CORP.

2008 STOCK INCENTIVE PLAN

FOR UNITED STATES RESIDENT EMPLOYEES

GENERAL

This Midway Gold Corp. 2008 Stock Incentive Plan for United States Resident Employees (the “U.S. Plan”) is intended to supplement and be a part of the Midway Gold Corp. Stock Option Plan adopted by the Board on May 6, 2003 (the “Plan”). The purpose of the U.S. Plan is to enable the Company to grant Incentive Stock Options to qualifying employees who are citizens or residents of the United States of America.

The U.S. Plan shall, at all times, be interpreted and administered consistently with the Plan and the rules and policies of the TSX Venture Exchange; provided, however, that in the event of a conflict between the U.S. Plan and the Plan, the terms of the U.S. Plan shall control, but only to the extent that such terms are required to (i) preserve the status of any Options granted thereunder as Incentive Stock Options, and (ii) maintain the U.S. Plan’s compliance with Section 422 et seq. of the Code so as to permit future issuances of Incentive Stock Options pursuant to the U.S. Plan. Notwithstanding the foregoing, in no event shall the U.S. Plan be administered in a manner that violates any rules or policies of the TSX Venture Exchange.

DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Board.

“Award” shall mean any Option granted under the Plan.

“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Board.

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“Company” shall mean Midway Gold Corp., a Canadian corporation, and any successor corporation.

“Director” shall mean a member of the Board, including any Non-Employee Director.

“Eligible Person” shall mean any employee (including any officer or director who is also an employee), who is a citizen of the United States or a resident of the United States, as defined in Section 7701(a)(30)(A) and Section 7701(b)(1) of the Code, providing services to the Company or any Affiliate who the Board determines to be an Eligible Person.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board. Notwithstanding the foregoing and unless otherwise determined by the Board, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the TSX Venture Exchange, the average of the high and low sales price of one Share as reported on the TSX Venture Exchange on such date or, if the TSX Venture Exchange is not open for trading on such date, on the most recent preceding date when it is open for trading.

“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision. An Incentive Stock Option may only be granted to full-time or part-time employees (including officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

“Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3.

“Option” shall mean an Incentive Stock Option.

“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

“Plan” shall mean the Midway Gold Corp. Stock Option Plan adopted by the Board on May 6, 2003, and exhibits attached thereto, as amended from time to time.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securities Exchange” shall mean the TSX Venture Exchange, the AMEX Stock Exchange, and any successor securities exchange thereof, or any other securities exchange where the Shares are then listed.

“Share” or “Shares” shall mean common shares without par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan), provided that such class is listed on the Securities Exchange.

“U.S. Plan” shall mean the Midway Gold Corp. 2008 Stock Incentive Plan for United States Resident Employees, as amended from time to time, the provisions of which are set forth herein

ADMINISTRATION

Power and Authority of the Board. The U.S. Plan shall be administered by the Board (or a committee of Directors designated by the Board to administer the U.S. Plan). The Board, or committee as applicable, shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the U.S. Plan to qualify under Rule 16b-3. Each Director shall be a Non-Employee Director. Subject to the express provisions of the U.S. Plan and to applicable law, the Board shall have full power and authority to: (i) designate Participants; (ii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iii) determine the terms and conditions of any Award or Award Agreement; (iv) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (v) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities or other property, or canceled, forfeited or suspended; (vi) interpret and administer the U.S. Plan and any instrument or agreement, including an Award Agreement, relating to the U.S. Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the U.S. Plan; and (viii) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the U.S. Plan. Unless otherwise expressly provided in the U.S. Plan, all designations, determinations, interpretations and other decisions under or with respect to the U.S. Plan or any Award shall be within the sole discretion of the Board, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

SHARES AVAILABLE FOR AWARDS

Shares Available. Subject to adjustment as provided in Section 4(c) of the U.S. Plan, the aggregate number of Shares that may be issued under the U.S. Plan shall be 3,000,000; provided, however, that the aggregate number of Shares authorized under this Section 4(a) for use in granting Options shall, at all times, be a part of and subject to the limitations set forth in Section 6 of the Plan, and shall be adjusted proportionately to reflect any adjustments to the number of shares authorized under Section 6 of the Plan. Shares to be issued under the U.S. Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury.

Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the U.S. Plan shall not exceed 3,000,000, subject to adjustment as provided herein, in Section 4(c) of the U.S. Plan, and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Accounting for Awards. For purposes of this Section 4, the number of Shares covered by an Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the U.S. Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the U.S. Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the U.S. Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the U.S. Plan.

Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the U.S. Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

ELIGIBILITY

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Board may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Board, in its discretion, shall deem relevant.

AWARDS

Options. The Board is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the U.S. Plan as the Board shall determine:

Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Board; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, further, that in the case of the grant of an Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Option.

Option Term. The term of each Option shall be fixed by the Board at the time of grant. Notwithstanding the foregoing, unless sooner exercised, all Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

Time and Method of Exercise. The Board shall determine the time or times at which an Option may be exercised in whole or in part. The exercise price of an Option shall be paid in full by cash at the time of exercise of the Option.

Limit on Aggregate Value. The Board will not grant Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Options are exercisable for the first time by any Participant during any calendar year under this Plan shall exceed $100,000.

Period of Grant. All Options must be granted within ten years from the earlier of the date on which this U.S. Plan was adopted by the Board or the date this U.S. Plan, separately or in conjunction with the Plan, was approved by the stockholders of the Company.

Qualification as Incentive Stock Option. Any Option authorized under the U.S. Plan shall contain such provisions as the Board shall deem advisable to qualify the Option as an Incentive Stock Option. In the event that an Award fails to qualify as an Incentive Stock Option, such Award will be treated as a non-qualified stock option within the meaning of the Code.

General.

Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable or assignable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Board, a Participant may, in the manner established by the Board, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant.

Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the U.S. Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the U.S. Plan, applicable federal or state securities laws and regulatory requirements, and the Board may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

AMENDMENT AND TERMINATION; ADJUSTMENTS

Amendments to the U.S. Plan. The Board may amend, alter, suspend, discontinue or terminate the U.S. Plan at any time; provided, however, that, notwithstanding any other provision of the U.S. Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

violates the rules or regulations of any Securities Exchange;

causes the Company to be unable, under the Code, to grant Incentive Stock Options under the U.S. Plan;

increases the number of shares authorized under the U.S. Plan as specified in Section 4(a); or

permits the award of Options at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option, as prohibited by Sections 6(a)(i) of the U.S. Plan or the repricing of Options.

Amendments to Awards. The Board may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Board may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or beneficiary thereof.

Correction of Defects, Omissions and Inconsistencies. The Board may correct any defect, supply any omission or reconcile any inconsistency in the U.S. Plan or any Award in the manner and to the extent it shall deem desirable to carry the U.S. Plan into effect.

INCOME TAX WITHHOLDING

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise of (or the lapse of restrictions relating to) an Award, the Board, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

GENERAL PROVISIONS

No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the U.S. Plan, and there is no obligation for uniformity of treatment of Eligible Persons or beneficiaries of Awards under the U.S. Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

U.S. Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the U.S. Plan as set forth herein or subsequently amended, the terms of the U.S. Plan shall control.

No Rights of Stockholders. Neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

No Limit on Other Compensation Arrangements. Nothing contained in the U.S. Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director, of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the U.S. Plan or any Award, unless otherwise expressly provided in the U.S. Plan or in any Award Agreement. Nothing in this U.S. Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the U.S. Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the U.S. Plan, each Participant shall be deemed to have accepted all the conditions of the U.S. Plan and the terms and conditions of any rules and regulations adopted by the Board and shall be fully bound thereby.

Governing Law. The validity, construction and effect of the U.S. Plan or any Award, and any rules and regulations relating to the U.S. Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the Province of British Columbia, Canada.

Severability. If any provision of the U.S. Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the U.S. Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the purpose or intent of the U.S. Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the U.S. Plan or any such Award shall remain in full force and effect.

No Trust or Fund Created. Neither the U.S. Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

Other Benefits. No compensation or benefit awarded to or realized by any Participant under the U.S. Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the U.S. Plan or any Award, and the Board shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

Headings. Headings are given to the Sections and subsections of the U.S. Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the U.S. Plan or any provision thereof.

Section 16 Compliance. The U.S. Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the U.S. Plan shall be construed in accordance with the requirements of Rule 16b-3. If any U.S. Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the U.S. Plan so as to restrict, limit or condition the use of any provision of the U.S. Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the U.S. Plan with respect to other Eligible Persons.

Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any Securities Exchange and the laws of the Province of British Columbia. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

CONSULTATION WITH PROFESSIONAL TAX AND INVESTMENT ADVISORS. THE HOLDER OF ANY AWARD GRANTED HEREUNDER ACKNOWLEDGES THAT THE GRANT, EXERCISE, VESTING OR ANY PAYMENT WITH RESPECT TO SUCH AN AWARD, AND THE SALE OR OTHER TAXABLE DISPOSITION OF THE SHARES ACQUIRED PURSUANT TO THE U.S. PLAN, MAY HAVE TAX CONSEQUENCES PURSUANT TO THE CODE OR UNDER LOCAL, STATE OR INTERNATIONAL TAX LAWS. SUCH A HOLDER FURTHER ACKNOWLEDGES THAT SUCH HOLDER IS RELYING SOLELY AND EXCLUSIVELY ON THE HOLDER’S OWN PROFESSIONAL TAX AND INVESTMENT ADVISORS WITH RESPECT TO ANY AND ALL SUCH MATTERS (AND IS NOT RELYING, IN ANY MANNER, ON THE COMPANY OR ANY OF ITS EMPLOYEES OR REPRESENTATIVES). FINALLY, SUCH A HOLDER UNDERSTANDS AND AGREES THAT ANY AND ALL TAX CONSEQUENCES RESULTING FROM THE AWARD AND ITS GRANT, EXERCISE, VESTING OR ANY PAYMENT WITH RESPECT THERETO, AND THE SALE OR OTHER TAXABLE DISPOSITION OF THE SHARES ACQUIRED PURSUANT TO THE U.S. PLAN, IS SOLELY AND EXCLUSIVELY THE RESPONSIBILITY OF SUCH HOLDER WITHOUT ANY EXPECTATION OR UNDERSTANDING THAT THE COMPANY OR ANY OF ITS EMPLOYEES OR REPRESENTATIVES WILL PAY OR REIMBURSE SUCH HOLDER FOR SUCH TAXES OR OTHER ITEMS.

EFFECTIVE DATE OF THE U.S. PLAN

The U.S. Plan shall be effective upon its adoption by the Board, provided, however, that in the event that the U.S. Plan, separately or in conjunction with the Plan, is not approved by the stockholders of the Company within one year thereafter, the U.S. Plan will be terminated and all Awards granted under the U.S. Plan will be terminated and deemed null and void.

TERM OF THE U.S. PLAN

No Award shall be granted under the U.S. Plan after ten years from earlier of date of adoption of the U.S. Plan by Board or date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the U.S. Plan. However, unless otherwise expressly provided in the U.S. Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board provided for hereunder with respect to the U.S. Plan and any Awards, and the authority of the Board to amend the U.S. Plan, shall extend beyond the termination of the U.S. Plan.